Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
46031W204
684010101
03957A104
Issuer
INTERNATIONAL SECURITIES EXCHANGE
OPTIONSXPRESS
ARCHIPELAGO HOLDINGS
Underwriters
Bear Stearns, Morgan Stanley, BoA, DBSI,
Goldman Sachs, Merrill Lynch, UBS
Goldman Sachs, Merrill Lynch, Raymond
James, Sandler O'Neill, William Blair
Goldman Sachs, JP Morgan, BoA, CSFB,
Lehman Brothers, Merrill Lynch, Piper Jaffray
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
ISE US
OXPS US
AX US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/8/2005
1/26/2005
8/11/2004
Total dollar amount of offering sold to QIBs
 $                                                   18,089,000
 $                                                   19,800,000
 $                                                   12,650,000
Total dollar amount of any concurrent public offering
 $                                                                  -
 $                                                                  -
 $                                                                  -
Total
 $                                                   18,089,000
 $                                                   19,800,000
 $                                                   12,650,000
Public offering price
 $                                                           18.00
 $                                                           16.50
 $                                                           11.50
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
1.26%
1.16%
0.81%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Development Fund
Boston
12,800
 $                   230,400
1.27%
56.97%
-0.71%
3/9/2005
SVS I 21st Century Growth Portfolio
Boston
3,100
 $                     55,800
0.31%
56.97%
-1.30%
3/9/2005
Chicago Funds







Scudder Aggressive Growth Fund
Chicago
7,000
 $                   126,000
0.70%
56.97%
-1.22%
3/9/2005
SVS II Aggressive Growth Portfolio
Chicago
3,400
 $                     61,200
0.34%
56.97%
-1.08%
3/9/2005
SVS II Small Cap Growth Portfolio
Chicago
13,600
 $                   244,800
1.35%
56.97%
-1.25%
3/9/2005
New York Funds







Scudder Micro Cap Fund
New York
6,200
 $                   111,600
0.62%
56.97%
-1.41%
3/9/2005
Total

12,800
 $                   230,400
1.27%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
20520102
112211107
09738U103
Issuer
ALON USA ENERGY
BRONCO DRILLING CO
BOIS D' ARC ENERGY
Underwriters
CSFB, DBSI, Lehman Brothers
Johnson Rice, Jefferies, Calyon Securities,
Friedman Billings Ramsey
Raymond James, Calyon Securities, Friedman
Billings Ramsey, Harris Nesbitt, Hibernia
Southcoast Capital, Johnson Rice, Keybanc Capital
Markets, Petrie Parkman
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
ALJ US
BRNC US
BDE US
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2005
8/15/200
5/6/2005
Total dollar amount of offering sold to QIBs
 $                                                 163,200,000
 $                                                   86,700,000
 $                                                 175,500,000
Total dollar amount of any concurrent public offering
 $                                                                  -
 $                                                                  -
 $                                                                  -
Total
 $                                                 163,200,000
 $                                                   86,700,000
 $                                                 175,500,000
Public offering price
 $                                                           16.00
 $                                                           17.00
 $                                                           13.00
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
1.12%
1.19%
0.91%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Development Fund
Boston
                        31,500
 $                   504,000
0.31%



Chicago Funds







Scudder Aggressive Growth Fund
Chicago
15,600
 $                   249,600
0.15%



New York Funds







Scudder Small Cap Fund
New York
                        76,800
 $
1,228,800
0.75%



Scudder Micro Cap Fund
New York
14,300
 $                   228,800
0.14%



Total

138,200
 $                 2,211,200
1.35%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
00635P107
926471103
126667104
Issuer
ADAMS RESPIRATORY THERAPEUTICS
VICURON PHARMACEUTICALS
CV THERAPEUTICS
Underwriters
Merrill Lynch, Morgan Stanley, DBSI, RBC
Capital Markets
Morgan Stanley
Lehman Brothers, Merrill Lynch, First Albany,
Piper Jaffray, SG Cowen
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
ARXT US
MICU US
CVTX US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/20/2005
9/30/2004
6/28/2005
Total dollar amount of offering sold to QIBs
 $                                                 135,150,000
 $                                                   70,800,000
 $                                                 157,680,000
Total dollar amount of any concurrent public offering
 $                                                                  -
 $                                                                  -
 $                                                                  -
Total
 $                                                 135,150,000
 $                                                   70,800,000
 $                                                 157,680,000
Public offering price
 $                                                           17.00
 $                                                           14.75
 $                                                           21.60
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
1.19%
0.54%
1.19%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Development Fund
Boston
                          8,100
 $                   137,700
0.10%



Chicago Funds







Scudder Aggressive Growth Fund
Chicago
4,000
 $                     68,000
0.05%



SVS II Small Cap Growth Portfolio
Chicago
10,300
 $                   175,100
0.13%



SVS II Aggressive Growth Portfolio
Chicago
2,200
 $                     37,400
0.03%



New York Funds







Scudder Small Cap Fund
New York
 $                     20,000
 $                   340,000
0.25%



Scudder Micro Cap Fund
New York
3,700
 $                     62,900
0.05%



Total

48,300
 $                   683,400
0.61%